AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                 15th of each month
Convention                   Modified Following Business Day

Current Payment Date              April 17, 2001
Current Calculation Date          April 9, 2001

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1. Account Activity Summary between Calculation Dates
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

                                           Prior                                                          Balance on
                                         Balance              Deposits         Withdrawals          Calculation Date

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
Expense Account                    10,725,182.28          1,023,956.56       (1,885,283.77)             9,863,855.07
Collection Account                 64,375,241.18         15,164,260.92      (12,825,241.18)            66,714,260.92
VARIG Reserve Account               6,750,000.00                     -                   -              6,750,000.00
Lessee Funded Account              11,054,914.35            473,804.49                   -             11,528,718.84
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Total                              92,905,337.81         16,662,021.97      (14,710,524.95)            94,856,834.83
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
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                           10,725,182.28
Transfer from Collection Account on Previous Payment Date                                               1,023,956.56
Interim Transfer from (to) Collection Account                                                                      -
Payments on Previous Payment Date                                                                        (407,625.23)
Interim payments                                                                                       (1,477,658.54)
Other                                                                                                              -
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Balance on Current Calculation Date                                                                     9,863,855.07
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3. Analysis of Collection Account Activity
---------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                           64,375,241.18
Collections during period
 - lease rentals                                                                                       12,498,051.94
 - maintenance reserves                                                                                 1,581,909.75
 - other                                                                                                  649,985.00
 - interest income                                                                                        434,314.23
Drawings under Credit or Liquidity Enhancement Facilities                                                          -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                             -
Transfer to Expense Account on previous Payment Date                                                   (1,023,956.56)
Net Swap receipts (payments) on previous Payment Date                                                    (385,552.08)
Net Transfers from (to) Lessee Funded Accounts                                                           (450,000.00)
Net Transfers from (to) Varig Reserve Accounts                                                                     -
Aggregate Note Payments on previous Payment Date                                                      (10,965,732.54)
Interim Transfer from (to) Expense Account                                                                         -
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Balance on Current Calculation Date                                                                    66,714,260.92
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                      -
                                                                                           --------------------------
Available Collections                                                                                  66,714,260.92
                                                                                           --------------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                                       553,881.32
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                             4,259,955.95
            (b)  Swap Payments other than subordinated swap payments                                      299,190.62
(iii)       Repayment of Primary Eligible Credit Facilities                                                        -
(iv)        First Collection Account top-up                                                            33,000,000.00
(v)         Class A Minimum principal payment                                                                      -
(vi)        Class B Interest                                                                              696,831.75
(vii)       Repayment of Secondary Eligible Credit Facilities                                                      -
(viii)      Second collection account top-up                                                           10,000,000.00
(ix)        Class B Minimum principal payment                                                                      -
(x)         Class C Interest                                                                              706,666.67
(xi)        Repayment of Tertiary Eligible Credit Facilities                                                       -
(xii)       Third Collection Account top-up                                                             5,000,000.00
(xiii)      Class A Supplemental principal                                                                         -
(xiv)       Class B Supplemental principal                                                                         -
(xv)        Class C Minimum principal payment                                                                      -
(xvi)       Class D Interest                                                                              586,666.67
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                                    -
(xviii)     Fourth Collection Account top-up                                                            4,000,000.00
(xix)       Class D Minimum principal payment                                                                      -
(xx)        Expense Accrual                                                                               612,695.99
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                               -
            (b)  Maturity Step-up Interest                                                                         -
            (c)  Registration Step-up Interest                                                                     -
(xxii)      Class A Scheduled principal                                                                 3,706,865.80
(xxiii)     Class B Scheduled principal                                                                            -
(xxiv)      Class C Scheduled principal                                                                            -
(xxv)       Class D Scheduled principal                                                                            -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                                     -
(xxvii)     Sale Premium
            (a)  Class C                                                                                           -
            (b)  Class D                                                                                           -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                                     -
(xxix)      Class A Outstanding Principal Balance                                                       3,291,506.15
(xxx)       Class B Outstanding Principal Balance                                                                  -
(xxxi)      Class C Outstanding Principal Balance                                                                  -
(xxxii)     Class D Outstanding Principal Balance                                                                  -
(xxxiii)    Subordinated Swap Payments                                                                             -
(xxxiv)     Additional Servicing Obligations                                                                       -
(xxxv)      Remainder to Beneficial Interest                                                                       -
                                                                                           --------------------------
                                                                                                       66,714,260.92

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                          33,000,000.00
Second Collection Account Top-up                         10,000,000.00
Third Collection Account Top-up                           5,000,000.00
Fourth Collection Account Top-up                          4,000,000.00
                                                 ----------------------
  Total Liquidity Reserve Amount                         52,000,000.00                                (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                           --------------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                    14,714,260.92
                                                                                           --------------------------

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4. Payments on the Notes by Subclass
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                                                              Subclass            Subclass                     Class
(a) Floating Rate Notes                                            A-1                 A-2                         B
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
Applicable LIBOR                                              5.16375%            5.16375%                  5.16375%
Applicable Margin                                             0.48000%            0.50000%                  1.15000%
Applicable Interest Rate                                      5.64375%            5.66375%                  6.31375%
Actual Number of Days                                               33                  33                        33
Interest Amount Paid                                      2,651,386.72        1,608,569.23                696,831.75
Additional Interest Paid                                             -                   -                         -
Maturity Step-up Interest Amount Paid                                -                   -                         -
Registration Step-up Interest Amount Paid                            -                   -                         -
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Total Interest Paid                                       2,651,386.72        1,608,569.23                696,831.75
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Expected Final Payment Date                               May 15, 2004       June 15, 2008              May 15, 2016
Excess Amortization Date                                  May 15, 2004       June 15, 1999             June 15, 1999

Original Balance                                        512,500,000.00      400,000,000.00            126,500,000.00
Opening Outstanding Principal Balance                   512,500,000.00      309,830,552.90            120,400,726.97
Total Principal Distribution Amount                                  -        6,998,371.95                         -
Redemption Amount:
  Amount allocable to principal                                      -                   -                         -
  Amount allocable to premium                                        -                   -                         -
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Closing Outstanding Principal Balance                   512,500,000.00      302,832,180.95            120,400,726.97
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                                                                 Class               Class
(b) Fixed Rate Notes                                                 C                   D
-------------------------------------------------------------------------------------------

Applicable Interest Rate                                         8.00%              11.00%
Number of Days                                                      30                  30
Interest Amount Payable                                     706,666.67          586,666.67
Additional Interest Paid                                             -                   -
Registration Step-up Interest Amount Paid                            -                   -
-------------------------------------------------------------------------------------------
Total Interest Paid                                         706,666.67          586,666.67
-------------------------------------------------------------------------------------------

Expected Final Payment Date                              July 15, 2016     August 15, 2016
Excess Amortization Date                                 July 15, 2016        May 15, 2009

Original Balance                                        106,000,000.00       64,000,000.00
Opening Outstanding Principal Balance                   106,000,000.00       64,000,000.00
Total Principal Distribution Amount                                  -                   -

                                  Page 3 of 4

Redemption Amount:
 Amount allocable to principal                                       -                   -
 Amount allocable to premium                                         -                   -
-------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                   106,000,000.00       64,000,000.00
-------------------------------------------------------------------------------------------

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5. Floating Rate Note information for next Interest Accrual Period
---------------------------------------------------------------------------------------------------------------------

Next Payment Date                                         May 15, 2001
Next Calculation Date                                      May 9, 2001
Reference Date                                          April 11, 2001

                                                              Subclass            Subclass                     Class
                                                                   A-1                 A-2                         B
---------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                              5.02250%            5.02250%                  5.02250%
Applicable Margin                                             0.48000%            0.50000%                  1.15000%
Applicable Interest Rate                                      5.50250%            5.52250%                  6.17250%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                              Subclass            Subclass                     Class
(a) Floating Rate Notes                                            A-1                 A-2                         B
---------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                       100,000.00           77,457.63                 95,178.44
Total Principal Payments                                             -            1,749.59                         -
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Closing Outstanding Principal Balance                       100,000.00           75,708.04                 95,178.44

Total Interest                                                  517.34              402.14                    550.86
Total Premium                                                        -                   -                         -
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                                                                 Class               Class
(b) Fixed Rate Notes                                                 C                   D
-------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                       100,000.00          100,000.00
Total Principal Payments                                             -                   -
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Closing Outstanding Principal Balance                       100,000.00          100,000.00

Total Interest                                                  666.67              916.67
Total Premium                                                        -                   -
-------------------------------------------------------------------------------------------


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:      -


                                  Page 4 of 4